Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

The past year has been challenging for municipal bond investors. Soon after 1999 began, evidence emerged that the U.S. economy was growing more strongly than many analysts expected. Concerns that inflationary pressures might re-emerge in a strong economy caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates generally led to erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also generally adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation  in  Dreyfus  Pennsylvania  Intermediate  Bond  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform?

For the 12-month period ended November 30, 1999, the fund achieved a -1.30% total return.(1) In comparison, the Lipper Pennsylvania Intermediate Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -1.60% total return for the same period.(2)

We attribute the fund's negative return over the past year to declining prices in the municipal bond market, due to a number of factors, including a rising interest-rate environment. The fund's relative outperformance is primarily the result of our security selection strategy, which was designed to help the fund take advantage of attractive values created by the market's decline.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical from a diversified portfolio of municipal bonds keeping an average maturity of 3-10 years. We also seek a competitive total return, which includes both income and changes in share price

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, to the extent consistent with maximum income.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the portfolio, we look for bonds that potentially can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio's performance was adversely affected by rising interest rates and a fall-off in demand from institutional investors over the past year that created generally reduced liquidity in the municipal market.

Just before the reporting period began on December 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. Its strategy apparently was effective, because overseas economies began to recover early in 1999 and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment

In the second and third quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy caused prices of most bonds to fall.

Municipal bond prices fell substantially for this reason and because of supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been that municipal bonds -- including those from Pennsylvania issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.


What is the portfolio's current strategy?

After the recent market declines, we have focused primarily on positioning the fund to take advantage of an ensuing market recovery. This is consistent with our long-term perspective, in which we measure our success over a full interest-rate cycle. In preparation for the second "leg" of that cycle in a recovering market, we have focused on tax-exempt securities selling at deep discounts to their face values. Many of these bonds, in our opinion, have been punished more severely than circumstances warrant, and we believe they have the potential to recover strongly when investors once again recognize their perceived values. Of course, there can be no guarantee when the municipal market might recover, or how the fund might perform in the future.

As a result of this strategy, the fund' s average duration has lengthened naturally. While this has made the fund more vulnerable to the adverse effects of higher interest rates over the short term, we believe that it also positions us to potentially participate more strongly in the market's recovery if interest rates moderate over the longer term.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/99


                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                        12/16/93           (1.30)%             6.59%             5.40%


((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 12/16/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/16/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND IN GENERAL MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 1999


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.5%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--86.4%

Allegheny County Hospital Development Authority,

  Revenue:

    (Magee Women's Hospital)

         5.875%, 10/1/2002 (Insured; FGIC)                                                      500,000                  517,875

      (UPMC Health Systems)

         4.625%, 12/15/2015 (Insured; AMBAC)                                                  1,000,000                  854,050

Bangor Area School District:

   4.50%, 3/15/2015 (Insured; FSA)                                                            1,400,000                1,202,320

   4.50%, 3/15/2016 (Insured; FSA)                                                            1,150,000                  978,017

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  890,116

Bucks County 5%, 5/1/2017                                                                     1,780,000                1,627,828

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  348,492

   Zero Coupon, 7/1/2010 (Insured; FGIC)                                                        100,000                   56,538

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  891,131

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                1,250,000                1,262,437

Chester County 5%, 6/15/2015                                                                  1,570,000                1,455,359

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  503,100

Coatsville School District:

   4.60%, 10/1/2012 (Insured; FSA)                                                            1,000,000                  906,600

   4.50%, 10/1/2016 (Insured; FSA)                                                            1,000,000                  842,800

Council Rock School District

   4.70%, 11/15/2013 (Insured; FGIC)                                                          2,000,000                1,817,640

Dauphin County General Authority, Revenue:

   6.25%, 6/1/2001                                                                              650,000                  661,810

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                                                    785,000                  788,776

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  742,282

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,110,000                  657,009

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,159,968

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  734,380

Jefferson County Hospital Authority, HR

   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA)                                            675,000                  689,938

Lancaster Area Sewer Authority, Sewer Revenue

   4.50%, 4/1/2018                                                                            3,000,000                2,484,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Langhorne Manor Borough Higher Education and Health

  Authority, Health Hospital and Nursing Home

  Revenue (Woods Services Inc.)

   4.875%, 11/15/2015 (Insured; AMBAC)                                                        2,210,000                1,960,005

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  854,472

      6%, 11/15/2009                                                                          1,500,000                1,513,185

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  636,265

Montgomery County Higher Education and Health

  Authority, HR (Montgomery Hospital Medical

   Center) 6.60%, 7/1/2010                                                                    1,000,000                1,004,140

Montgomery County Industrial Development Authority,

  Revenue (Friends Central School Project)

   4.75%, 3/1/2016 (Insured; AGIC)                                                              960,000                  813,811

Norristown:

   Zero Coupon 12/15/2011 (Insured; AGIC)                                                     1,465,000                  735,928

   Zero Coupon 12/15/2013 (Insured; AGIC)                                                       735,000                  321,335

State of Pennsylvania, COP
   5.40%, 7/1/2008 (Insured; AMBAC)                                                           1,000,000                1,005,450

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              750,000                  773,452

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000                2,000,860

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of

   Pennsylvania Health Services) 5.35%, 1/1/2008                                              3,995,000                3,851,340

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  374,943

      6.20%, 4/1/2005                                                                           410,000                  415,351

      6.20%, 10/1/2005                                                                          420,000                  425,918

      5.75%, 4/1/2006                                                                           400,000                  409,288

      6.10%, 4/1/2006                                                                           455,000                  460,788

      5.75%, 10/1/2006                                                                          415,000                  425,155

      6.10%, 10/1/2006                                                                          465,000                  471,296

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                              1,795,000                1,987,729

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                               2,155,000                2,289,580


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  387,153

   4.75%, 5/15/2016 (Insured; FGIC)                                                             750,000                  654,563

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,032,350

   Gas Works Revenue

      4.90%, 7/1/2012 (Insured; FSA)                                                          1,000,000                  942,410

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                1,030,570

      5.75%, 6/15/2013 (Insured; MBIA)                                                          890,000                  900,689

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 650,000                  681,902

      (Community College) 5.90%, 5/1/2007

         (Insured; MBIA) (Prerefunded 5/1/2004)                                                 445,000  (a)             474,330

      (Temple University Hospital) 6.50%, 11/15/2008                                          1,000,000                1,044,930

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                440,000                  445,078

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  512,900

Pittsburgh 4.60%, 9/1/2012 (Insured; FGIC)                                                    1,600,000                1,451,216

Pittsburgh Water and Sewer Authority, Water and

  Sewer System Revenue

   5%, 9/1/2017 (Insured; FSA)                                                                1,000,000                  908,360

Scranton-Lackawanna Health and Welfare Authority,

  Revenue (University of Scranton Project)

   5.80%, 3/1/2000                                                                              500,000                  501,850

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

      6.50%, 3/1/2004 (Insured; FGIC)                                                         1,415,000                1,513,427

      6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                   91,150

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                 750,000  (a)             795,869

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,050,630

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,790,000                1,113,792

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  969,550

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  667,780

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--12.1%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue:

      5.40%, 7/1/2006                                                                         2,000,000               2,037,480

      5.40%, 7/1/2006 (Insured; FSA)                                                          6,000,000               6,112,380

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000                 258,783

   6%, 7/1/2006                                                                                 225,000                 238,601
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $71,589,835)                                                                             98.5%               70,620,980

CASH AND RECEIVABLES (NET)                                                                         1.5%                1,055,558

NET ASSETS                                                                                       100.0%               71,676,538


Summary of Abbreviations

AGIC              Asset Guaranty Insurance Company                      HR             Hospital Revenue
AMBAC             American Municipal Bond                               LOC            Letter of Credit
                    Assurance Corporation                               LR             Lease Revenue
COP               Certificate of Participation                          MBIA           Municipal Bond Investors
EDR               Economic Development Revenue                                            Assurance Insurance Corporation
FGIC              Financial Guaranty Insurance Company                  PCR            Pollution Control Revenue
FHA               Federal Housing Administration                        RRR            Resources Recovery Revenue
FSA               Financial Security Assurance Company

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.3
AA                               Aa                              AA                                               11.2
A                                A                               A                                                14.6
BBB                              Baa                             BBB                                              12.9
Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     4.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999


                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  71,589,835  70,620,980

Cash                                                                    123,143

Interest receivable                                                   1,024,919

Receivable for shares of Beneficial Interest subscribed                   1,600

Prepaid expenses                                                          8,473

                                                                     71,779,115
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            30,973

Payable for shares of Beneficial Interest redeemed                       33,513

Accrued expenses                                                         38,091

                                                                        102,577
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       71,676,538
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      72,297,251

Accumulated net realized gain (loss) on investments                     348,142

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4                                              (968,855)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       71,676,538
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 5,567,318

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.87

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,849,525

EXPENSES:

Management fee--Note 3(a)                                              443,145

Shareholder servicing costs--Note 3(b)                                 117,231

Professional fees                                                       47,121

Trustees' fees and expenses--Note 3(c)                                  19,096

Prospectus and shareholders' reports                                    16,397

Registration fees                                                       13,333

Custodian fees                                                           8,592

Loan commitment fees--Note 2                                               312

Miscellaneous                                                           12,061

TOTAL EXPENSES                                                         677,288

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (85,968)

NET EXPENSES                                                           591,320

INVESTMENT INCOME--NET                                               3,258,205
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

Net realized gain (loss) on investments                                341,668

Net unrealized appreciation (depreciation) on investments          (4,541,257)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (4,199,589)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (941,384)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                              ----------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,258,205            3,005,592

Net realized gain (loss) on investments           341,668              555,173

Net unrealized appreciation (depreciation)
  on investments                               (4,541,257)             952,486

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (941,384)           4,513,251
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,258,205)          (3,021,270)

Net realized gain on investments                (549,983)             (25,600)

TOTAL DIVIDENDS                               (3,808,188)          (3,046,870)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  14,084,828          15,327,694

Dividends reinvested                            2,861,905           2,286,397

Cost of shares redeemed                      (14,483,277)         (10,045,563)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       2,463,456            7,568,528

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,286,116)           9,034,909
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            73,962,654          64,927,745

END OF PERIOD                                  71,676,538          73,962,654
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,054,909           1,126,829

Shares issued for dividends reinvested            214,970             167,990

Shares redeemed                               (1,089,522)            (739,218)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     180,357             555,601

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.


                                                                                       Year Ended November 30,
                                                                 ------------------------------------------------------------------

                                                                 1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period ($)                        13.73         13.44         13.18          13.12         11.84

Investment Operations:

Investment income--net                                            .59           .60           .60            .59           .63

Net realized and unrealized
   gain (loss) on investments                                    (.76)          .30           .26            .06          1.28

Total from Investment Operations                                 (.17)          .90           .86            .65          1.91

Distributions:

Dividends from investment income--net                            (.59)         (.60)         (.60)          (.59)         (.63)

Dividends from net realized gain
   on investments                                                (.10)         (.01)           --             --            --

Total Distributions                                              (.69)         (.61)         (.60)          (.59)         (.63)

Net asset value, end of period                                  12.87         13.73         13.44          13.18         13.12
------------------------------------------------------------------------------------------------------------------------------------

                  TOTAL RETURN (%)                              (1.30)         6.76          6.67           5.10         16.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80           .80           .80            .80           .48

Ratio of net investment income
   to average net assets                                         4.41          4.35          4.52           4.52          4.93

Decrease reflected in above expense ratios
   due to undertakings by the Manager                             .12           .13           .13            .31           .62

Portfolio Turnover Rate                                         45.37         26.03         23.94          53.83          5.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          71,677        73,963        64,928         50,372        40,079

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an
exchange    or

the   national  securities  market,  or  securities  for  which  there  were  no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,522 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1998 through November 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $85,968 during the period ended November 30, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $68,000 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $33,720 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including on redemptions through the use of the fund exchanges privilege. During the period ended November 30, 1999, redemption fees retained by the fund amounted to $22.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $34,549,998 and $32,690,839, respectively.

At November 30, 1999, accumulated net unrealized depreciation on investments was $968,855, consisting of $822,733 gross unrealized appreciation and $1,791,588 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Pennsylvania Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

--the fund hereby designates $.0811 per share as a long-term capital gain distribution of the $.0910 per share paid on December 9, 1998 and also designates $.0100 per share as a long-term capital gain distribution of the $.0104 per share paid on July 15, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                             The Fund

                                                           For More Information

                        Dreyfus Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  105AR9911